Exhibit 99.2
                                  ------------



                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Rubicon Medical Corporation (the "Company") on Form 10-Q/10-QSB for the period ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dennis Nasella, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2)  the information  contained in the Report fairly  presents,  in all
              material   respects,   the  financial   condition  and  result  of
              operations of the Company.



Dated:  May 13, 2003                           By  /s/ Dennis M. Nasella
                                               ---------------------------------
                                               Dennis Nasella
                                               Chief Financial Officer
                                               (Principal Financial Officer)


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been furnished to Rubicon Medical Corporation and will be retained by Rubicon Medical Corporation and furnished to the Securities and Exchange Commission or its staff upon request.